Exhibit 10(g)


                    THE BLACK & DECKER 1996 STOCK OPTION PLAN


         The proper execution of the duties and responsibilities of the executive and other key employees of The Black & Decker Corporation and its subsidiaries is a vital factor in the continued growth and success of the Corporation. Toward this end, it is necessary to attract and retain effective and capable employees to assume positions that contribute materially to the successful operation of the business of the Corporation. It will benefit the Corporation, therefore, to bind the interests of these persons more closely to its own interests by offering them an attractive opportunity to acquire a proprietary interest in the Corporation and thereby provide them with added incentive to remain in its employ and to increase the prosperity, growth, and earnings of the Corporation.
This stock option plan will serve these purposes.


                                  ARTICLE 1:00

                                   Definitions

         The following terms wherever used herein shall have the meanings set forth below.

1:01 The term "Board of Directors" shall mean the Board of Directors of the Corporation.

1:02 The term "Change in Control" shall have the meaning provided in Section 10:02 of the Plan.

1:03 The term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

1:04 The term "Committee" shall mean a committee to be appointed by the Board of Directors to consist of two or more of those members of the Board of Directors who are Non-Employee Directors within the meaning of Rule 16b-3 promulgated under the Exchange Act and are outside directors within the meaning of the Section 162(m) Regulations, as each may be amended from time to time.

1:05 The term "Common Stock" shall mean the shares of common stock, par value $.50 per share, of the Corporation.

1:06              The term "Corporation" shall mean The Black & Decker
                  Corporation.

1:07 The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

1:08 The term "Fair Market Value of a share of Common Stock" shall mean the average of the high and low sale price per


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                  share of  Common  Stock as  finally  reported  in the New York
                  Stock Exchange Composite Transactions for the New York Stock Exchange, or if shares of Common Stock are not sold on such date, the average of the high and low sale price per share of Common Stock as finally reported in the New York Stock
                  Exchange  Composite   Transactions  for  the  New  York  Stock
                  Exchange for the most recent prior date on which shares of Common Stock were sold.

1:09 The term "Incentive Stock Option" shall mean any Option granted pursuant to the Plan that is designated as an Incentive Stock Option and which satisfies the requirements of
                  Section 422(b) of the Code.

1:10 The term "Limited Stock Appreciation Right" shall mean a limited tandem stock appreciation right that entitles the holder to receive cash upon a Change in Control pursuant to
                  Article 10:00 of the Plan.

1:11 The term "Nonqualified Stock Option" shall mean any Option granted pursuant to the Plan that is not an Incentive Stock Option.

1:12 The term "Option" or "Stock Option" shall mean a right granted pursuant to the Plan to purchase shares of Common Stock, and shall include the terms Incentive Stock Option and Nonqualified Stock Option.

1:13              The term "Option  Agreement" shall mean the written  agreement
                  representing   Options   granted   pursuant  to  the  Plan  as
                  contemplated by Article 6:00 of the Plan.

1:14 The term "Plan" shall mean The Black & Decker 1996 Stock Option Plan as approved by the Board of Directors on February 14, 1996, and adopted by the stockholders of the Corporation at the 1996 Annual Meeting of Stockholders, as the same may be amended from time to time.

1:15 The term "Rights" shall include Stock Appreciation Rights and Limited Stock Appreciation Rights.

1:16              The  term  "Section   162(m)   Regulations"   shall  mean  the
                  regulations adopted pursuant to Section 162(m) of the Code.

1:17 The term "Stock Appreciation Right" shall mean a right to receive cash or shares of Common Stock pursuant to Article 8:00 of the Plan.

1:18 The term "Stock Appreciation Right Agreement" shall mean the written agreement representing Stock Appreciation Rights granted pursuant to the Plan as contemplated by Article 8:00 of the Plan.



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1:19              The term "Stock Appreciation Right Base Price" shall mean
                  the base price for determining the value of a Stock Appreciation Right under Section 8:02, which Stock Appreciation Right Base Price shall be established by the Committee at the time of the grant of Stock Appreciation Rights pursuant to the Plan and shall not be less than the Fair Market Value of a share of Common Stock on the date of grant. If the Committee does not establish a specific Stock Appreciation Right Base Price at the time of grant, the Stock Appreciation Right Base Price shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right.

1:20 The term "subsidiary" or "subsidiaries" shall mean a corporation of which capital stock possessing 50% or more of the total combined voting power of all classes of its capital stock entitled to vote generally in the election of directors is owned in the aggregate by the Corporation directly or indirectly through one or more subsidiaries.


                                  ARTICLE 2:00

                           Effective Date of the Plan

2:01 The Plan shall become effective upon stockholder approval, provided that such approval is received on or before May 31, 1996, and provided further that the Committee may grant Options or Rights pursuant to the Plan prior to stockholder approval if such Options or Rights by their terms are contingent upon subsequent stockholder approval of the Plan.


                                  ARTICLE 3:00

                                 Administration

3:01              The Plan shall be administered by the Committee.

3:02 The Committee may establish, from time to time and at any time, subject to the limitations of the Plan as set forth herein, such rules and regulations and amendments and supplements thereto, as it deems necessary to comply with applicable law and regulation and for the proper administration of the Plan. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

3:03 The Committee shall from time to time determine the names of those executives and other key employees who, in its opinion, should receive Options or Rights, and shall


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                  determine  the  numbers of shares on which  Options  should be granted or upon which Rights should be based to each such person and the nature of the Options or Rights to be granted.

3:04 Options and Rights shall be granted by the Corporation only upon the prior approval of the Committee and upon the execution of an Option Agreement or Stock Appreciation Right Agreement between the Corporation and the Option holder or the Stock Appreciation Right holder.

3:05 The Committee's interpretation and construction of the provisions of the Plan and the rules and regulations adopted by the Committee shall be final. No member of the Committee or the Board of Directors shall be liable for any action taken or determination made, in respect of the Plan, in good faith.


                                  ARTICLE 4:00

                            Participation in the Plan

4:01 Participation in the Plan shall be limited to such executives and other key employees of the Corporation and its subsidiaries who at the date of grant of an Option or Right are regular, full-time employees of the Corporation or any of its subsidiaries and who shall be designated by the Committee.

4:02 No member of the Board of Directors who is not also an employee shall be eligible to participate in the Plan. No employee who owns beneficially more than 10% of the total combined voting power of all classes of stock of the Corporation shall be eligible to participate in the Plan.

4:03 No employee may be granted, in any calendar year, Options or Stock Appreciation Rights exceeding 100,000 in the aggregate.


                                  ARTICLE 5:00

                            Stock Subject to the Plan

5:01 There shall be reserved for the granting of Options or Stock Appreciation Rights pursuant to the Plan and for issuance and sale pursuant to such Options or Stock Appreciation Rights 2,400,000 shares of Common Stock. To determine the number of shares of Common Stock available at any time for the granting of Options or Stock Appreciation Rights, there shall be deducted from the total number of reserved shares of Common Stock, the


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                  number of shares of Common  Stock in respect of which  Options have been granted pursuant to the Plan that are still outstanding or have been exercised. The shares of Common Stock
                  to  be  issued   upon  the   exercise   of  Options  or  Stock
                  Appreciation Rights granted pursuant to the Plan shall be made available from the authorized and unissued shares of Common Stock. If for any reason shares of Common Stock as to which an Option has been granted cease to be subject to purchase thereunder, then such shares of Common Stock again shall be available for issuance pursuant to the exercise of Options or Stock Appreciation Rights pursuant to the Plan. Except as provided in Section 5:03, however, the aggregate number of shares of Common Stock that may be issued upon the exercise of Options and Stock Appreciation Rights pursuant to the Plan shall not exceed 2,400,000 shares and no more than 2,400,000 Stock Appreciation Rights shall be granted pursuant to the Plan.

5:02 Proceeds from the purchase of shares of Common Stock upon the exercise of Options granted pursuant to the Plan shall be used for the general business purposes of the Corporation.

5:03 Subject to the provisions of Section 10:02, in the event of reorganization, recapitalization, stock split, stock dividend, combination of shares of Common Stock, merger, consolidation, share exchange, acquisition of property or stock, or any change in the capital structure of the Corporation, the Committee shall make such adjustments as may be appropriate in the number and kind of shares reserved for purchase by executives or other key employees, in the number, kind and price of shares covered by Options and Stock Appreciation Rights granted pursuant to the Plan but not then exercised, and in the number of Rights, if any, granted pursuant to the Plan but not then exercised.


                                  ARTICLE 6:00

                         Terms and Conditions of Options

6:01 Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement in such form and with such terms and conditions (including, without limitation, noncompete, confidentiality or other similar provisions) as the Committee from time to time may determine. The right of an Option holder to exercise his or her Option shall at all times be subject to the terms and conditions set forth in the respective Option Agreement.

6:02 The exercise price per share for Options shall be established by the Committee at the time of the grant of


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                  Options  pursuant  to the Plan and  shall not be less than the
                  Fair Market Value of a share of Common Stock on the date on which the Option is granted. If the Committee does not establish a specific exercise price per share at the time of grant, the exercise price per share shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the Options.

6:03 Each Option, subject to the other limitations set forth in the Plan, may extend for a period of up to 10 years from the date on which it is granted. The term of each Option shall be determined by the Committee at the time of grant of the Option, provided that if no term is established by the Committee the term of the Option shall be 10 years from the date on which it is granted.

6:04 Unless otherwise provided by the Committee, the number of shares of Common Stock subject to each Option shall be divided into four installments of 25% each. The first installment shall be exercisable 12 months after the date the Option was granted, and each succeeding installment shall be exercisable 12 months after the date the immediately preceding installment became exercisable. If an Option holder does not purchase the full number of shares of Common Stock that he or she at any time has become entitled to purchase, he or she may purchase all or any part of those shares of Common Stock at any subsequent time during the term of the Option.

6:05 Options shall be nontransferable and nonassignable, except that Options may be transferred by testamentary instrument or by the laws of descent and distribution.

6:06 Upon voluntary or involuntary termination of an Option holder's employment, his or her Option and all rights thereunder shall terminate effective at the close of business on the date the Option holder ceases to be a regular, full-time employee of the Corporation or any of its subsidiaries, except (i) to the extent previously exercised, (ii) as provided in Sections 6:07, 6:08, and 6:09, and (iii) in the case of involuntary termination of employment, for a period of 30 days thereafter the Option holder shall be entitled to exercise that portion of the Option which was exercisable at the close of business on the date the Option holder ceased to be a regular, full-time employee of the Corporation or any of its subsidiaries.

6:07 In the event an Option holder (i) ceases to be an executive or other key employee of the Corporation or any of its subsidiaries due to involuntary termination, (ii) takes a leave of absence from the Corporation or any of its subsidiaries for personal reasons or as a result of entry into the armed forces of the United States, or


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                  any of the  departments  or  agencies  of  the  United  States government,  or  (iii)  terminates  employment  by  reason  of
                  illness,  disability,  or  other  special  circumstance,   the
                  Committee may consider his or her case and may take such action in respect of the related Option Agreement as it may
                  deem   appropriate   under   the   circumstances,    including
                  accelerating the time previously granted Options may be exercised and extending the time following the Option holder's termination of employment during which the Option holder is entitled to purchase the shares of Common Stock subject to such Options, provided that in no event may any Option be exercised after the expiration of the term of the Option.

6:08 If an Option holder dies during the term of his or her Option without having fully exercised the Option, the executor or administrator of his or her estate or the person who inherits the right to exercise the Option by bequest or inheritance shall have the right within three years of the Option holder's death to purchase the number of shares of Common Stock that the deceased Option holder was entitled to purchase at the date of death, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option.

6:09 If an Option holder's employment is terminated without having fully exercised his or her Option and (i) the Option holder is 62 years of age or older, or (ii) the Option holder has been employed by the Corporation or any of its subsidiaries for at least 10 years and the Option holder's age plus years of such employment total not less than 55 years, then such Option holder shall have the right within three years of the Option holder's termination of employment to purchase the number of shares of Common Stock that the Option holder was entitled to purchase at the date of termination, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option.

6:10 The granting of an Option pursuant to the Plan shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to employ the Option holder for any specified period.

6:11 In addition to the general terms and conditions set forth in this Article 6:00 in respect of Options granted pursuant to the Plan, Incentive Stock Options granted pursuant to the Plan shall be subject to the following additional terms and conditions:

                  (a)      The aggregate fair market value (determined at the


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                           time the  Incentive  Stock  Option is granted) of the
                           shares of Common Stock in respect of which "incentive stock options" are exercisable for the first time by the Option holder during any calendar year (under all such plans of the Corporation and its subsidiaries) shall not exceed $100,000; and

                  (b) The Option Agreement in respect of an Incentive Stock Option may contain any other terms and conditions specified by the Board of Directors that are not inconsistent with the Plan, except that such terms and conditions must be consistent with the requirements for "incentive stock options" under
                           Section 422 of the Code.


                                  ARTICLE 7:00

                         Methods of Exercise of Options

7:01 An Option holder (or other person or persons, if any, entitled to exercise an Option hereunder) desiring to exercise an Option granted pursuant to the Plan as to all or part of the shares of Common Stock covered by the Option shall (i) notify the Corporation in writing at its principal office at 701 East Joppa Road, Towson, Maryland 21286, to that effect, specifying the number of shares of Common Stock to be purchased and the method of payment therefor, and (ii) make payment or provision for payment for the shares of Common Stock so purchased in accordance with this Article 7:00. Such written notice may be given by means of a facsimile transmission. If a facsimile transmission is used, the Option holder should mail the original executed copy of the written notice to the Corporation promptly thereafter.

7:02 Payment or provision for payment shall be made as follows:

                  (a) The Option holder shall deliver to the Corporation at the address set forth in Section 7:01 United States currency in an amount equal to the aggregate purchase price of the shares of Common Stock as to which such exercise relates; or

                  (b) The Option holder shall tender to the Corporation shares of Common Stock already owned by the Option holder that, together with any cash tendered therewith, have an aggregate fair market value (determined based on the Fair Market Value of a share of Common Stock on the date the notice set forth in Section 7:01 is received by the Corporation) equal to the aggregate purchase price of the shares of Common Stock as to which such


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                           exercise relates; or

                  (c) The Option holder shall deliver to the Corporation an exercise notice together with irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds necessary to pay the aggregate purchase price of the shares of Common Stock as to which such exercise relates and to sell the shares of Common Stock to be issued upon exercise of the Option and deliver the cash proceeds less commissions and brokerage fees to the Option holder or to deliver the remaining shares of Common Stock to the Option holder.

                  Notwithstanding the foregoing provisions, the Committee, in granting Options pursuant to the Plan, may limit the methods in which an Option may be exercised by any person and, in processing any purported exercise of an Option granted pursuant to the Plan, may refuse to recognize the method of exercise selected by the Option holder (other than the method of exercise set forth in Section 7:02(a)) if, (A) in the opinion of counsel to the Corporation, (i) the Option holder is or within the six months preceding such exercise was subject to reporting under Section 16(a) of the Exchange Act and (ii) there is a substantial likelihood that the method of exercise selected by the Option holder would subject the Option holder to a substantial risk of liability under Section 16 of the Exchange Act, or (B) in the opinion of the Committee, the method of exercise could have an adverse tax or accounting effect to the Corporation.

7:03 In addition to the alternative methods of exercise set forth in Section 7:02, holders of Nonqualified Stock Options shall be entitled, at or prior to the time the written notice provided for in Section 7:01 is delivered to the Corporation, to elect to have the Corporation withhold from the shares of Common Stock to be delivered upon exercise of the Nonqualified Stock Option that number of shares of Common Stock (determined based on the Fair Market Value of a share of Common Stock on the date the notice set forth in Section 7:01 is received by the Corporation) necessary to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option. Alternatively, such holder of a Nonqualified Stock Option may elect to deliver previously owned shares of Common Stock upon exercise of the Nonqualified Stock Option to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option. The maximum amount that an Option holder may elect to have withheld from the shares of Common Stock otherwise deliverable upon exercise or the maximum number of previously owned shares an Option holder may deliver


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                  shall be based on the maximum  federal,  state and local taxes payable by the Option holder. Notwithstanding the foregoing provisions, the Committee may include in the Option Agreement relating to any such Nonqualified Stock Option provisions limiting or eliminating the Option holder's ability to pay his or her withholding tax obligation with shares of Common Stock or, if no such provisions are included in the Option Agreement but in the opinion of the Committee such withholding could have an adverse tax or accounting effect to the Corporation, at or prior to exercise of the Nonqualified Stock Option the Committee may so limit or eliminate the Option holder's ability  to pay his or her  withholding  tax  obligation  with
                  shares  of  Common   Stock.   Notwithstanding   the  foregoing
                  provisions, a holder of a Nonqualified Stock Option may not elect any of the methods of satisfying his or her withholding tax obligation in respect of any exercise if, in the opinion
                  of  counsel  to  the  Corporation,   (i)  the  holder  of  the
                  Nonqualified   Stock  Option  is  or  within  the  six  months
                  preceding such exercise was subject to reporting under Section 16(a) of the Exchange Act and (ii) there is a substantial likelihood that the election or timing of the election would subject the holder to a substantial risk of liability under
                  Section 16 of the Exchange Act.

7:04 An Option holder at any time may elect in writing to abandon an Option in respect of all or part of the number of shares of Common Stock as to which the Option shall not have been exercised.

7:05              An  Option   holder  shall  have  none  of  the  rights  of  a
                  stockholder of the Corporation until the shares of Common Stock covered by the Option are issued upon exercise of the Option.


                                  ARTICLE 8:00

                Terms and Conditions of Stock Appreciation Rights

8:01 Each Stock Appreciation Right granted pursuant to the Plan shall be evidenced by a Stock Appreciation Right Agreement in such form and with such terms and conditions (including, without limitation, noncompete, confidentiality or other similar provisions) as the Committee from time to time may determine. Notwithstanding the foregoing provision, Stock Appreciation Rights granted in tandem with a related Option shall be evidenced by the Option Agreement in respect of the related Option. The right of a Stock Appreciation Right holder to exercise his or her Stock Appreciation Rights shall at all times be subject to the terms and conditions set forth in the respective Stock


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                  Appreciation Right Agreement.

8:02 Each Stock Appreciation Right shall entitle the holder, subject to the terms and conditions of the Plan, to receive upon exercise of the Stock Appreciation Right an amount, payable in cash or shares of Common Stock (determined based on the Fair Market Value of a share of Common Stock on the date the notice set forth in
                  Section 9:01 is received by the Corporation), equal to the Fair Market Value of a share of Common Stock on the date of receipt by the Corporation of the notice required by Section 9:01 less the Stock Appreciation Right Base Price. Notwithstanding the foregoing provision, each Stock Appreciation Right that is granted in tandem with a related Option shall entitle the holder, subject to the terms and conditions of the Plan, to surrender to the Corporation for cancellation all or a portion of the related Option, but only to the extent such Stock Appreciation Right and related Option then are exercisable, and to be paid therefor an amount, payable in cash or shares of Common Stock (determined based on the Fair Market Value of a share of Common Stock on the date the notice set forth in Section 9:01 is received by the Corporation), equal to the Fair Market Value of a share of Common Stock on the date of receipt by the Corporation of the notice required by Section 9:01 less the Stock Appreciation Right Base Price.

8:03 Each Stock Appreciation Right, subject to the other limitations set forth in the Plan, may extend for a period of up to 10 years from the date on which it is granted. The term of each Stock Appreciation Right shall be determined by the Committee at the time of grant of the Stock Appreciation Right, provided that if no term is established by the Committee the term of the Stock Appreciation Right shall be 10 years from the date on which it is granted.

8:04 Unless otherwise provided by the Committee, the number of Stock Appreciation Rights granted pursuant to each Stock Appreciation Right Agreement shall be divided into four installments of 25% each. The first installment shall be exercisable 12 months after the date the Stock Appreciation Right was granted, and each succeeding installment shall be exercisable 12 months after the date the immediately preceding installment became exercisable. If a Stock Appreciation Right holder does not exercise the Stock Appreciation Right to the extent that he or she at any time has become entitled to exercise, the Stock Appreciation Right holder may exercise all or any part of the Stock Appreciation Right at any subsequent time during the term of the Stock Appreciation Right.

8:05              Stock Appreciation Rights shall be nontransferable and


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                  nonassignable,  except that Stock  Appreciation  Rights may be transferred by testamentary instrument or by the laws of descent.

8:06 Upon voluntary or involuntary termination of a Stock Appreciation Right holder's employment, his or her Stock Appreciation Right and all rights thereunder shall terminate effective as of the close of business on the date the Stock Appreciation Right holder ceases to be a regular, full-time employee of the Corporation or any of its subsidiaries, except (i) to the extent previously exercised, (ii) except as provided in Sections 8:07, 8:08, and 8:09, and (iii) in the case of involuntary termination of employment, for a period of 30 days thereafter the Stock Appreciation Right holder shall be entitled to exercise that portion of the Stock Appreciation Right which was exercisable at the close of business on the date the Stock Appreciation Right holder ceased to be a regular, full-time employee of the Corporation or any of its subsidiaries.

8:07 In the event a Stock Appreciation Right holder (i) ceases to be an executive or other key employee of the Corporation or any of its subsidiaries due to involuntary termination, (ii) takes a leave of absence from the Corporation or any of its subsidiaries for personal reasons or as a result of entry into the armed forces of the United States, or any of the departments or agencies of the United States government, or (iii) terminates employment by reason of illness, disability, or other special circumstance, the Committee may consider his or her case and may take such action in respect of the related Stock Appreciation Right Agreement as it may deem appropriate under the circumstances, including accelerating the time previously granted Stock Appreciation Rights may be exercised and extending the time following the Stock Appreciation Right holder's termination of employment during which the Stock Appreciation Right holder is entitled to exercise his or her Stock Appreciation Rights, provided that in no event may any Stock Appreciation Right be exercised after the expiration of the term of the Stock Appreciation Right.

8:08 If a Stock Appreciation Right holder dies during the term of his or her Stock Appreciation Right without having fully exercised the Stock Appreciation Right, the executor or administrator of his or her estate or the person who inherits the right to exercise the Stock Appreciation Right by bequest or inheritance shall have the right within three years of the Stock Appreciation Right holder's death to exercise the Stock Appreciation Rights that the deceased Stock Appreciation Right holder was entitled to purchase at the date of death, after which the Stock Appreciation Right shall lapse, provided


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



                  that in no event may any Stock Appreciation Right be exercised after the expiration of the term of the Stock Appreciation Right.

8:09 If a Stock Appreciation Right holder's employment is terminated without having fully exercised his or her Stock Appreciation Right and (i) the Stock Appreciation Right holder is 62 years of age or older, or (ii) the Stock Appreciation Right holder has been employed by the Corporation or any of its subsidiaries for at least 10 years and the Stock Appreciation Right holder's age plus years of such employment total not less than 55 years, then such Stock Appreciation Right holder shall have the right within three years of the Stock Appreciation Right holder's termination of employment to exercise the Stock Appreciation Rights that the Stock Appreciation Right holder was entitled to exercise at the date of termination, after which the Stock Appreciation Right shall lapse, provided that in no event may any Stock Appreciation Right be exercised after the expiration of the term of the Stock Appreciation Right.

8:10 The granting of a Stock Appreciation Right pursuant to the Plan shall not constitute or be evidence of any agreement or understanding, expressed or implied, on the part of the Corporation or any of its subsidiaries to employ the Stock Appreciation Right holder for any specified period.


                                  ARTICLE 9:00

                Methods of Exercise of Stock Appreciation Rights

9:01 A Stock Appreciation Right holder (or other person or persons, if any, entitled to exercise a Stock Appreciation Right hereunder) desiring to exercise a Stock Appreciation Right granted pursuant to the Plan shall notify the Corporation in writing at its principal office at 701 East Joppa Road, Towson, Maryland 21286, to that effect, specifying the number of Stock Appreciation Rights to be exercised. Such written notice may be given by means of a facsimile transmission. If a facsimile transmission is used, the Stock Appreciation Right holder should mail the original executed copy of the written notice to the Corporation promptly thereafter.

9:02 The Committee in its sole and absolute discretion shall determine whether a Stock Appreciation Right shall be settled upon exercise in cash or in shares of Common Stock. The Committee, in making such a determination, may from time to time adopt general guidelines or determinations as to whether Stock Appreciation Rights shall be settled in cash or in shares of Common Stock.


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





                                  ARTICLE 10:00

                        Limited Stock Appreciation Rights

10:01 Notwithstanding any other provision of the Plan, the Committee, in its sole and absolute discretion, may grant Limited Stock Appreciation Rights entitling Option holders to receive, in connection with a Change in Control (as defined in Section 10:02), a cash payment in cancellation of all of their Options which are outstanding on the date the Change in Control occurs (whether or not such Options are then presently exercisable), which payment shall be equal to the number of shares covered by the cancelled Options multiplied by the excess over the exercise price of the Options of the higher of the (i) Fair Market Value of a share of Common Stock on the date of the Change in Control or (ii) the highest per share price paid for the shares of Common Stock in connection with the Change in Control (with the value of any noncash consideration paid in connection with the Change in Control to be determined by the Committee in its sole and absolute discretion). For purposes of this Section 10:01 as well as the other provisions of this Plan, once an Option or portion of an Option has terminated, lapsed or expired, or has been abandoned, in accordance with the provisions of the Plan, the Option (or the portion of the Option) that has terminated, lapsed or expired, or has been abandoned, shall cease to be outstanding. Limited Stock Apprecia-tion Rights shall not be exercisable at the discretion of the holder but shall automatically be exercised upon a Change in Control.

10:02 For purposes of Section 10:01 of the Plan, a "Change in Control" shall mean a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation is in fact required to comply therewith, provided that, without limitation, such a Change in Control shall be deemed to have occurred if
                  (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries, or a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or

                  (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clauses
                  (A) or (C) of this Section 10.02) whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (C) the stockholders of the Corporation approve a merger, share exchange or consolidation of the Corporation with any other corporation, other than a merger, share exchange or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger, share exchange or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets.


                                  ARTICLE 11:00

                    Amendments and Discontinuance of the Plan

11:01 The Board of Directors shall have the right at any time and from time to time to amend, modify, or discontinue the Plan provided that, except as provided in Section 5:03, no such amendment, modification, or discontinuance of the Plan shall (i) revoke or alter the terms of any valid Option, Stock Appreciation Right, or Limited Stock Appreciation Right previously granted pursuant to the Plan, (ii) increase the number of shares of Common Stock to be reserved for issuance and sale pursuant to Options or Stock Appreciation Rights granted pursuant to the Plan, (iii) decrease the price determined pursuant to the provisions of Section 6:02 or increase the amount of cash or shares of Common Stock that a Stock Appreciation Right holder is entitled to receive upon exercise of a Stock Appreciation Right, (iv) change the class of employee to whom Options or Stock Appreciation Rights may be granted pursuant to the Plan, or (v) provide for Options or Stock Appreciation Rights exercisable more than 10 years after the date granted.

                                  ARTICLE 12:00

                Plan Subject to Governmental Laws and Regulations

12:01 The Plan and the grant and exercise of Options, Stock Appreciation Rights, and Limited Stock Appreciation Rights pursuant to the Plan shall be subject to all applicable governmental laws and regulations. Notwithstanding any other provision of the Plan to the contrary, the Board of Directors may in its sole and absolute discretion make such changes in the Plan as may be required to conform the Plan to such laws and regulations.


                                  ARTICLE 13:00

                              Duration of the Plan

13:01 No Option or Stock Appreciation Right shall be granted pursuant to the Plan after the close of business on February 13, 2006.





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